EXHIBIT 10.2
                FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is entered into as of December 17, 1999, among GIANT INDUSTRIES, INC., a Delaware corporation (the "Company"), BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association) as administrative agent (the "Administrative Agent") and as a Bank, UNION BANK OF CALIFORNIA, as a Bank and BANK ONE, ARIZONA, N.A., as a Bank. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement referred to below shall have the meanings ascribed to them in the Credit Agreement.

     WHEREAS, the Company, the Administrative Agent and the Banks are parties to a certain Credit Agreement dated as of December 23, 1998 (the "Credit Agreement"); and

     WHEREAS, the Company desires to repurchase its stock pursuant to a tender offer as herein described and in order to permit such repurchase the Company has requested certain amendments to the Credit Agreement as herein set forth, and subject to the terms hereof the Administrative Agent and the Banks are willing to agree to the Company's requested amendments;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.  Amendments to the Credit Agreement.

     (a)  Amendment to Section 1.01.  Section 1.01 of the Credit
Agreement is hereby amended by adding the following definition thereto:

               "Tender Offer" means the Company's offer to shareholders to repurchase the Company's stock in compliance with applicable law and regulations; provided, however, that the aggregate price paid by the Company for purchase of shares pursuant to the Tender Offer shall not exceed $14,000,000; and provided further, that all purchases pursuant to the Tender Offer shall be consummated not later than February 29, 2000.

     (b) Amendment to Section 8.09 (Restricted Payments). Section 8.09(c) of the Credit Agreement is hereby amended to add the following to the end thereof:

               "provided, however, that the stock purchased by the Company pursuant to the Tender Offer shall not be included in calculating said 1,000,000 shares."

     (c) Amendment to Section 8.12 (Minimum Consolidated Tangible Net Worth). Section 8.12 of the Credit Agreement is hereby amended as follows: delete "October 1, 1998" in clause (ii) and insert in lieu thereof "October 1, 1999"; and add the following words to the end of Section 8.12: "provided, however, that in the event that the Tender Offer is withdrawn or for some other reason that Company does not purchase any stock pursuant to the Tender Offer, the operative date in clause (ii) of this Section 8.12 shall be October 1, 1998 instead of October 1, 1999."

     (d)  Amendment to Section 8.14 (Maximum Capitalization Ratio).
Section 8.14 of the Credit Agreement is hereby amended to read as follows: delete "December 31, 1999" in clauses (i) and (ii) and insert in lieu thereof "December 31, 2000"; and add the following words to the end of Section 8.14: "provided, however, that in the event that the Tender Offer is withdrawn or for some other reason that Company does not purchase any stock pursuant to the Tender Offer, the operative dates in clause (i) and (ii) of this Section
8.14 shall be December 31, 1999 instead of December 31, 2000."

     SECTION 2. Representations and Warranties. The Company represents and warrants to the Administrative Agents and to each of the Banks that:

     (a) This Amendment, the Credit Agreement as amended hereby and each Guaranty and each Note have been duly authorized, executed and delivered by the Company and the Guarantors who are parties thereto and constitute their legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

     (b) The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects before and after giving effect to this Amendment with the same effect as if made on the date hereof.

     (c) As of the date hereof, at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     (d) No material adverse change in the business, assets, operations, financial condition, liabilities or capitalization of the Company and its Subsidiaries has occurred since December 31, 1998.

     (e) No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the Tender Offer, other than the filing of the Schedule 13e-4 with the SEC. The Tender Offer has been duly authorized by all necessary corporate action, and does not and will not (a) contravene the terms of the Company's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company is subject; or (c) violate any Requirement of Law.

     SECTION 3. Conditions of Effectiveness. This Amendment shall be effective on the date of satisfaction of the following conditions precedent:

     (a)  Amendment. This Amendment, signed by the Company, the
Guarantors, the Administrative Agent, and the Majority Banks;

     (b) Resolutions. (i) Resolutions of the board of directors of the Company authorizing the Tender Offer and authorizing the execution and delivery of this Amendment, certified by the Secretary or an Assistant Secretary of the Company; (ii) if not previously delivered to this Administrative Agent, a certificate of the Secretary or Assistant Secretary of the Company/applicable Guarantor certifying the names and true signatures of the officers of the Company and the Guarantors authorized to execute and deliver this Amendment;

     (c) Payment of Fees. Payment by the Company to the Administrative Agent for the account of each Bank, of an amendment fee in the amount of 10 basis points times each Bank's Commitment.

     (d) Other. Such other approvals, opinions and documents as the Administrative Agent or the Majority Banks may request.

     SECTION 4. Effect of Amendment. This Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Banks may now have under or in connection with the Credit Agreement, as amended by this Amendment. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, an that this Amendment and such Credit Agreement shall be read and construed as one instrument.

     SECTION 5. Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of California and applicable federal law. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

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     NO ORAL AGREEMENTS. THE CREDIT AGREEMENT (AS AMENDED BY THIS
FIRST AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY
EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF
THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                               GIANT INDUSTRIES, INC.

                               By: /s/ MARK B. COX
                                  ----------------------------
                                  Name: Mark B. Cox
                                  Title: V.P. & Treasurer

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                     BANK OF AMERICA, N.A., (formerly known as
                     Bank of America National Trust and Savings
                     Association), as Administrative Agent and as a Bank

                     By: /s/ CLAIRE M. LIU
                        ---------------------------------
                        Claire M. Liu
                        Managing Director

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                              BANK ONE, ARIZONA, N.A.

                              By: /s/ STEPHEN LUTTRELL
                                 ---------------------------------
                                 Name: Stephen Luttrell
                                 Title: Vice President




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                              UNION BANK OF CALIFORNIA, N.A.

                              By: /s/ KARYSSA M. HENDERSON
                                 ---------------------------------
                                 Karyssa M. Henderson
                                 Vice President

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GUARANTORS' RATIFICATION

Each of the Guarantors hereby consents to and accepts the terms and conditions of the foregoing First Amendment, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that its Guaranty dated as of December 23, 1998 executed and delivered in connection with the Credit Agreement is and remains in full force and effect.

                           GIANT INDUSTRIES ARIZONA, INC.,
                           GIANT EXPLORATION & PRODUCTION COMPANY,
                           GIANT FOUR CORNERS, INC.,
                           DEGUELLE OIL COMPANY,
                           GIANT MID-CONTINENT, INC.,
                           GIANT STOP-N-GO OF NEW MEXICO, INC.,
                           SAN JUAN REFINING COMPANY,
                           CINIZA PRODUCTION COMPANY, and
                           PHOENIX FUEL CO., INC.,
                           as Guarantors

                           By: /s/ GARY R. DALKE
                              -------------------------------
                              Name: Gary R. Dalke
                              in each case, as Controller
                              and Vice President